MARCH 31, 1999

                             [LOGO] BT Mutual Funds


                            Equity Appreciation Fund

                               Semi-Annual Report





                TRUST: BT PYRAMID MUTUAL FUNDS

                INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
Equity Appreciation Fund

Table of Contents
--------------------------------------------------------------------------------
       Letter to Shareholders                                      3

       Equity Appreciation Fund
          Schedule of Portfolio Investments                        6
          Statement of Assets and Liabilities                      8
          Statement of Operations                                  8
          Statements of Changes in Net Assets                      9
          Financial Highlights                                     9
          Notes to Financial Statements                           10




                         -----------------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                         -----------------------------

--------------------------------------------------------------------------------
Equity Appreciation Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this semi-annual report for the Equity Appreciation Fund (the "Fund"), providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
Overall, the six months ended March 31, 1999 witnessed a continuation of the significant volatility experienced by mid capitalization growth stocks during the previous year. While equities in general were strong, the midcap sector in particular still lagged the S&P 500 Index, as concerns over both foreign and domestic economies kept investor preference toward large-capitalization stocks. The midcap sector did outperform small cap stocks, as measured by the Russell 2000 Index.

The fourth calendar quarter of 1998 began with a continuation of the summer's sharp sell off in midcap growth stocks as well as in the broader equity markets. This was followed by an even more pronounced recovery quickly thereafter.
The rally was furthered by several factors:

o Two quickly successive and surprise interest rate cuts of 25 basis points each by the Federal Reserve Board on October 15th and then again on November 17th, following the first of the series of cuts on September 29th

o Overseas developments, including interest rate cuts in a number of other countries, International Monetary Fund help for Brazil, and the announcement of a Japanese banking reform bill

o Receding concerns of a global credit crunch and recession

o Regained investor confidence as reported earnings results for the third calendar quarter were relatively positive

o Sharp improvement in the Internet-related stocks, as these companies continued to show strong growth, as an Internet Initial Public Offering (IPO) market had some success, and as Internet-related commerce emerged as a real factor during the holiday season

o Continuation of a relatively strong overall U.S. economy with low inflation and bullish consumer spending.

--------------------------------------------------------------------------------
Ten Largest Stock Holdings
--------------------------------------------------------------------------------
Univision Communications            RSL Communications-Cl-A
--------------------------------------------------------------------------------
PSINet, Inc.                        Gemstar International Group, Ltd.
--------------------------------------------------------------------------------
Qwest Telecommunications            Global Crossing Ltd.
--------------------------------------------------------------------------------
Safeguard Scientific, Inc.          Abercrombe & Fitch
--------------------------------------------------------------------------------
Clear Channel Communications        Outdoor Systems, Inc.
--------------------------------------------------------------------------------

The midcap market rally that began in mid-October continued into the first calendar quarter of 1999, only to become subject to fears and uncertainty again in February. As the quarter began, the positive market environment for midcap stocks was buoyed by strength in economic growth, consumer spending, and fourth quarter earnings reports as well as by low inflation and interest rates. Many companies, in the technology arena especially, expressed upbeat outlooks. Ironically, this very positive environment raised concerns that, at best, the Federal Reserve Board was on hold and, perhaps, may act to raise interest rates at the first sign of inflation.


Diversification of Portfolio Investments

                          By Theme as of March 31, 1999
                     (percentages are based on market value)

Money Market 9%
Convertible Preferred Stock 1%
The Ubiquitous Semiconductor 7%
Telecommunications 11%
Stores of Value 6%
Special Situations 2%
Return to Home Ownership 1%
Our Strengthening Financial Structure 7%
New Health Paradigm 4%
New Consumer 5%
Managing the Information Age 4%
Life Sciences Revolution 6%
Life on the Net 10%
Interactive Media 5%
Energizing the Globe 4%
Consolidating America 7%
Client Server Computing 7%
America's Industrial Renaissance 1%
America's Changing Leisure Time 3%

March witnessed a rebound in the midcap equity market. After the February sell-off, subsequent economic reports pointed to a continuation of economic growth with little or no evidence of inflation. Such data was interpreted as neutral to positive for interest rates, propelling the equity markets higher. Investors continued to be attracted to companies and industries exhibiting strong growth trends, such as those in the technology and Internet sectors.

Throughout the semi-annual period, midcap companies exhibited strong earnings growth, positive fundamentals, and attractive relative valuations. In fact, midcap relative valuations as compared to large cap stocks remain at multi-decade lows.

INVESTMENT REVIEW
The Fund significantly outperformed its category average and its benchmark for the six month period, particularly well worth noting given the extremely high volatility in the midcap equity market during these months. Specific stock selection and, to an even greater degree, sector positioning bolstered Fund performance.

--------------------------------------------------------------------------------
Equity Appreciation Fund

Letter to Shareholders
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 Periods ended March 31, 1999            Cumulative Total Returns                   Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------
                               Past 6     Past 1   Past 3   Past 5    Since     Past 1    Past 3   Past 5   Since
                               months      year     years   years   inception   year      years    years  inception
-------------------------------------------------------------------------------------------------------------------
Equity Appreciation Fund(1)
   (inception 10/12/93)        34.64%     11.77%   56.86%   131.67%  121.48%    11.77%   16.19%    18.30%   15.66%
-------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index(2)        20.02%      0.45%   65.61%   130.72%  126.81%     0.45%   18.31%    18.20%   16.32%
-------------------------------------------------------------------------------------------------------------------
Lipper MidCap Average(3)       23.42%      0.24%   49.37%   111.63%  106.33%     0.24%   13.95%    15.79%   13.99%
-------------------------------------------------------------------------------------------------------------------

For example, in the fourth quarter of 1998, the Fund was overweight the best performing sector, i.e. technology, and underweight the worst performing sector, i.e. energy. In the first quarter of 1999, the Fund held an overweight position in two of the top four performing sectors--communications services and technology. Also benefiting performance were underweight positions in the three poorest performing sectors for the first quarter--capital goods, utilities, and basic materials.

MANAGER OUTLOOK
Although we expect future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding midcap stocks in general. Midcap fundamentals remain solid, earnings growth superior, and relative valuations attractive. In particular, the companies in the Fund's portfolio are, overall, experiencing strong fundamental growth in revenues and earnings and are expressing upbeat outlooks for the remainder of 1999.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term. Given the recent high volatility in the stock market, it is also important to keep in mind that at Bankers Trust we remain disciplined in our process, and we continue to:

o focus on companies that offer compelling valuations relative to their growth rates

o focus on companies that have strong, consistent earnings and revenue growth

o use extensive fundamental research--as well as our thematic approach and screening process--to identify attractive investment opportunities in unrecognized growth companies and sectors

o strictly adhere to our sell discipline to help mitigate risk, and

o use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

We will continue to monitor economic conditions and their effect on financial markets, as we seek capital growth over the long term.

We value your ongoing support of the Equity Appreciation Fund and look forward to continuing to serve your investment needs in the years ahead.

                             /s/ Mary P. Dugan
                            ---------------------------
                                  Mary P. Dugan
                            Portfolio Manager of the
                            Equity Appreciation Fund
                                 March 31, 1999

------------------
(1) Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) Indices are unmanaged, and investments cannot be made in an index. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
Equity Appreciation Fund

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the Equity Appreciation Fund and the S&P MidCap 400 Index since October 31, 1993.


                          Total Return for the Periods
                              Ended March 31, 1999(3)

One Year         5 Year         Since 10/12/93(1)
11.77%         18.30%(2)          15.66%(2)

(1) The Fund's inception date.
(2) Annualized.
(3) Unaudited

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:


                 Equity Appreciation Fund - $22,148
                   S&P MidCap 400 Index - $22,681


                 Equity              S&P
              Appreciation        MidCap 400
                 Fund               Index
Oct-93           10000              10000
Mar-94            9657               9844
Sep-94            9939              10217
Mar-95           10909              10664
Sep-95           14283              12737
Mar-96           14262              13715
Sep-96           16061              14521
Mar-97           13679              15171
Sep-97           18603              20199
Mar-98           19815              22682
Sep-98           16450              19035
Mar-99           22148              22681

Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
Equity Appreciation Fund

Schedule of Portfolio Investments March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

  Shares              Description                             Value
  ------              -----------                             -----
           Common Stocks - 89.7%
           America's Changing Leisure Time - 3.4%
  39,100   Gemstar International Group Ltd.(1)             $  2,942,275
  39,400   Sotheby's Holdings, Inc. - Class A                 1,275,575
  36,400   Starbucks Corp.(1)                                 1,021,475
                                                           ------------
                                                              5,239,325
                                                           ------------
           America's Industrial Renaissance - 1.0%
  28,900   Black & Decker Corp.                               1,602,144
                                                           ------------
           Client Server Computing - 6.6%
  55,200   Citrix Systems, Inc(1)                             2,104,500
  11,000   Lexmark International Group, Inc. - Class A(1)     1,229,250
  23,200   Network Solutions, Inc.(1)                         2,453,400
  45,700   Safeguard Scientifics, Inc.(1)                     3,099,031
  45,100   Seagate Technology, Inc.(1)                        1,333,269
                                                           ------------
                                                             10,219,450
                                                           ------------
           Consolidating America - 7.2%
  45,800   Clear Channel Communications, Inc.(1)              3,071,462
  42,500   Heftel Broadcasting Corp. - Class A(1)             1,843,437
  84,962   Outdoor Systems, Inc.(1)                           2,548,860
  72,600   Univision Communications, Inc.(1)                  3,630,000
                                                           ------------
                                                             11,093,759
                                                           ------------
           Energizing The Globe - 3.9%
  20,300   Allegheny Energy, Inc.                               598,850
  20,300   DQE, Inc.                                            779,012
  82,100   Noble Drilling Corp.(1)                            1,421,356
  83,400   Sante Fe International Corp.                       1,558,537
  40,300   Smith International, Inc.(1)                       1,612,000
                                                           ------------
                                                              5,969,755
                                                           ------------
           Interactive Media - 4.7%
  86,700   CBT Group PLC-ADR(1)                                 991,631
  61,800   General Instrument Corporation(1)                  1,873,312
  83,200   Snyder Communications, Inc.                        2,319,200
  57,400   USA Networks, Inc.(1)                              2,055,637
                                                           ------------
                                                              7,239,780
                                                           ------------
           Life On The Net - 10.3%
  13,100   At Home Corp. - Series A1                          2,063,250
  13,600   Broadcast.com, Inc.(1)                             1,607,350
  13,600   CMG Information Services(1)                        2,489,650
  17,300   Exodus Communications, Inc.(1)                     2,326,850
  19,100   Infoseek Corp.(1)                                  1,413,400
  20,800   Intuit, Inc.(1)                                    2,116,400
   1,200   Priceline.com, Inc.(1)                                99,450
  84,700   PSINet, Inc.(1)                                    3,605,044
   4,600   Ziff-Davis, Inc.(1)                                  165,600
                                                           ------------
                                                             15,886,994
                                                           ------------
           Life Sciences Revolution - 6.0%
  27,318   Elan Corp. PLC-ADR(1)                              1,905,430
  39,000   Forest Laboratories, Inc.(1)                       2,198,625
  16,300   Perkin Elmer Corp.                                 1,582,119
  16,700   Sepracor, Inc.(1)                                  1,874,575
  39,000   Watson Pharmaceuticals(1)                          1,720,875
                                                           ------------
                                                              9,281,624
                                                           ------------


  Shares              Description                              Value
  ------              -----------                              -----

           Managing The Information Age - 3.6%
  40,700   Flextronics International(1)                    $  2,075,700
  24,800   Sanmina Corp.(1)                                   1,581,000
  23,300   Veritas Software Corp.(1)                          1,881,475
                                                           ------------
                                                              5,538,175
                                                           ------------
           New Consumer - 5.0%
  27,800   Abercrombie & Fitch Co. - Class A(1)               2,557,600
  16,165   Gucci Group NV                                     1,301,283
  58,700   TJX Companies, Inc.                                1,995,800
  25,900   Tommy Hilfiger Corp.(1)                            1,783,863
                                                           ------------
                                                              7,638,546
                                                           ------------
           New Health Paradigm - 4.1%
  55,800   AmeriSource Health Corp. - Class A(1)              1,907,663
  10,600   MiniMed, Inc.(1)                                   1,077,225
 131,000   Oxford Health Plans Corp.(1)                       2,046,875
  17,300   Wellpoint Health Networks, Inc.(1)                 1,311,556
                                                           ------------
                                                              6,343,319
                                                           ------------
           Our Strengthening Financial Structure - 7.2%
  67,200   ACE Ltd.                                           2,095,800
  12,400   AMBAC Financial Group                                669,600
  38,700   Astoria Financial Corp.                            1,935,000
  60,200   Charter One Financial, Inc.                        1,737,334
  76,100   Concord EFS, Inc.(1)                               2,097,506
  29,700   Metris Companies, Inc.                             1,199,138
  32,800   PartnerRe, Ltd.                                    1,328,400
                                                           ------------
                                                             11,062,778
                                                           ------------
           Return To Home Ownership - 1.2%
  39,500   Linens 'N Things, Inc.(1)                          1,792,313
                                                           ------------
           Special Situations - 1.7%
  37,400   Dial Corp.                                         1,285,625
  39,800   Suiza Foods Corp.(1)                               1,340,763
                                                           ------------
                                                              2,626,388
                                                           ------------
           Stores of Value - 6.2%
  57,900   BJ's Wholesale Club, Inc.(1)                       1,530,731
  28,400   Consolidated Stores Corp.(1)                         860,875
 106,800   Family Dollar Stores, Inc.                         2,456,400
  51,100   Office Depot, Inc.(1)                              1,881,119
  33,900   U.S. Foodservice, Inc.(1)                          1,576,350
  42,600   Williams-Sonoma, Inc.(1)                           1,203,450
                                                           ------------
                                                              9,508,925
                                                           ------------
           Telecommunications - 11.1%
  63,500   Global Crossing Ltd.(1)                            2,936,875
  40,600   Globalstar Telecom Ltd.(1)                           563,325
  63,200   Newbridge Networks Corp.(1)                        1,959,200
  14,200   Qualcomm, Inc.(1)                                  1,766,125
  45,700   Qwest Communications International, Inc.(1)        3,294,684
  82,300   RSL Communications - Class A(1)                    2,957,656
  32,400   Western Wireless Corp - Class A(1)                 1,174,500
  68,400   WinStar Communications, Inc.(1)                    2,485,913
                                                           ------------
                                                             17,138,278
                                                           ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Equity Appreciation Fund

Schedule of Portfolio Investments March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

  Shares              Description                              Value
  ------              -----------                              -----
           The Ubiquitous Semiconductor - 6.5%
  19,000   Broadcom Corp - Class A(1)                      $  1,170,875
  71,700   Cadence Design Systems, Inc.(1)                    1,846,275
  49,500   Lam Research Corp.(1)                              1,435,500
  33,200   Linear Technology Corp.                            1,701,500
  22,800   Micron Technology, Inc.                            1,100,100
  20,300   Rambus, Inc.(1)                                    1,306,813
  27,400   Teradyne, Inc.(1)                                  1,495,013
                                                           ------------
                                                             10,056,076
                                                           ------------
Total Common Stocks  (Cost $101,672,241)                    138,237,629
                                                           ------------



  Shares              Description                              Value
  ------              -----------                              -----
           Convertible Preferred Stock - 1.2%
  40,200   United Rentals Conv Pfd.                        $  1,788,900
                                                           ------------
Total Convertible Preferred Stock
 (Cost $2,002,125)                                            1,788,900
                                                           ------------
           SHORT TERM INSTRUMENT - 9.5%
           Mutual Fund
14,589,467 BT Institutional Cash Management Fund
             (Cost $14,589,467)                              14,589,467
                                                           ------------
Total Investments (Cost $118,263,833)      100.4%          $154,615,996


Liabilities in Excess of Other Assets       (0.4)%             (678,550)
                                           -----           ------------
Net Assets                                 100.0%          $153,937,446
                                           =====           ============
Net Asset Value
 ($153,937,446 / 8,207,903 shares outstanding)                   $18.75
                                                                 ======

----------------
(1) Non-Income Producting Security
The following abbreviation is used in portfolio descriptions:
ADR -- American Depository Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Equity Appreciation Fund

Statement of Assets and Liabilities  March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Assets
   Investment, at Value (Cost of investments $118,263,833)                $154,615,996
   Dividends and Interest Receivable                                            77,473
   Prepaid Expenses and Other                                                    6,706
                                                                          ------------
Total Assets                                                               154,700,175
                                                                          ------------
Liabilities
   Payable for Securities Purchased                                            620,356
   Payable for Shares of Beneficial Interest Redeemed                            2,806
   Due to Bankers Trust                                                        123,094
   Accrued Expenses and Other                                                   16,473
                                                                          ------------
Total Liabilities                                                              762,729
                                                                          ------------
Net Assets                                                                $153,937,446
                                                                          ============
Composition of Net Assets
   Paid-in Capital                                                        $ 96,389,312
   Accumulated Expenses in Excess of Income                                   (205,925)
   Accumulated Net Realized Gain from Investment Transactions               21,401,896
   Net Unrealized Appreciation on Investment                                36,352,163
                                                                          ------------
Net Assets                                                                $153,937,446
                                                                          ============

--------------------------------------------------------------------------------

Statement of Operations  For the six months ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Investment Income
   Dividends                                                              $   485,596
                                                                          -----------
Expenses
   Advisory Fees                                                              449,489
   Administration and Services Fees                                           345,761
   Professional Fees                                                           15,675
   Registration Fees                                                            4,535
   Shareholder Reports                                                          9,269
   Trustees Fees                                                                6,064
   Miscellaneous                                                                4,174
                                                                          -----------
   Total Expenses                                                             834,967
   Less Expenses absorbed by Bankers Trust                                   (143,446)
                                                                          -----------
      Net Expenses                                                            691,521
                                                                          -----------
Expenses in Excess of Investment Income                                      (205,925)
                                                                          -----------
Realized and Unrealized Gain on Investments
   Net Realized Gain from Investment Transactions                          21,516,791
Net Change in Unrealized Appreciation/Depreciation on Investments          20,179,908
                                                                          -----------
Net Realized and Unrealized Gain on Investments                            41,696,699
                                                                          -----------
Net Increase in Net Assets from Operations                                $41,490,774
                                                                          ===========

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Equity Appreciation Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               For the               For the
                                                                           six months ended        year ended
                                                                           March 31, 1999(4)    September 30, 1998
                                                                          ------------------  ---------------------
Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Investment Income                                  $   (205,925)        $    (589,412)
   Net Realized Gain from Investment Transactions                             21,516,791             9,600,928
   Net Change in Unrealized Appreciation/Depreciation on Investments          20,179,908           (23,654,809)
                                                                            ------------          ------------
Net Increase (Decrease) in Net Assets from Operations                         41,490,774           (14,643,293)
                                                                            ------------          ------------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions                               (513,014)          (10,600,974)
                                                                            ------------          ------------
Capital Transactions
   Proceeds from Sales of Shares                                              24,316,154           129,443,699
   Dividend Reinvestments                                                        513,014            10,600,487
   Cost of Shares Redeemed                                                   (33,946,588)         (162,731,127)
                                                                            ------------          ------------
Net Decrease in Net Assets from Capital Transactions                          (9,117,420)          (22,686,941)
                                                                            ------------          ------------
Total Increase (Decrease) in Net Assets                                       31,860,340           (47,931,208)
Net Assets
Beginning of Period                                                          122,077,106           170,008,314
                                                                            ------------          ------------
End of Period                                                               $153,937,446          $122,077,106
                                                                            ============          ============

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Equity Appreciation Fund.

                                              For the             For the years           For the period   For the
                                         six months ended      ended September 30,         Jan. 1, 1995  year ended
                                            March 31,     ------------------------------    to Sept. 30,   Dec. 31,
                                              1999(4)       1998       1997        1996       1995(2)       1994
                                              ------       ------     ------      ------      ------       ------
Per Share Operating Performance:
Net Asset Value, Beginning of Period          $13.98      $16.70      $15.23      $14.14      $10.14       $ 9.80
                                              ------      ------      ------      ------      ------       ------

Income from Investment Operations
   Expenses in Excess of Income                (0.03)      (0.07)      (0.06)      (0.05)      (0.02)       (0.03)
   Net Realized and Unrealized Gain (Loss)
    on Investment Transactions                  4.86       (1.68)       2.31        1.72        4.02         0.37
                                              ------       ------     ------      ------      ------       ------
Total from Investment Operations                4.83       (1.75)       2.25        1.67        4.00         0.34
                                              ------       ------     ------      ------      ------       ------
Distributions to Shareholders
   Net Realized Gain from Investment
    Transactions                               (0.06)      (0.97)      (0.78)      (0.58)       --            --
                                              ------       ------     ------      ------      ------       ------
Net Asset Value, End of Period                $18.75      $13.98      $16.70      $15.23      $14.14       $10.14
                                              ======      ======      ======      ======      ======       ======
Total Investment Return                        34.64%     (10.86)%     15.82%      12.45%      39.45%        3.47%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) $153,937    $122,077    $170,008    $157,568     $92,033      $29,973
   Ratios to Average Net Assets:
         Expenses in Excess of Income          (0.30)%(1)  (0.36)%     (0.39)%     (0.42)%     (0.38)%(1)   (0.32)%
      Expenses                                  1.00%(1)     1.00%       1.00%       1.00%       1.00%(1)     1.00%
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses
        by Bankers Trust                        0.20%(1)    0.20%       0.20%       0.24%       0.33%(1)     0.46%
   Portfolio Turnover Rate                        89%        160%        188%        271%(3)     125%(3)      157%(3)

---------------
(1) Annualized
(2) Board of Trustees approved the change of the Equity Appreciation Fund's year end from December 31 to September 30.
(3) Amounts were previously included in the Capital Appreciation Portfolio Financial Highlights.
(4) Unaudited
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Equity Appreciation Fund

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The Equity Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 12, 1993.

B. Security Valuation
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded when incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D.  Repurchase Agreements
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's investment advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Distributions
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they are not offset by any capital loss carryforwards.

F. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

G. Other
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .50% of the Fund's average daily net assets.

The Fund has entered into an Advisory Agreement in which the Fund pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate .65% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1% of the average daily net assets of the Fund.

The Fund may invest in the BT Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers

Equity Appreciation Fund

Notes to Financial Statements (unaudited)

Trust Company (the "Company"). The "Cash Management Fund" is offered as a cash management option to the Fund and other accounts managed by the Company. Distributions from the "Cash Management Fund" to the Fund as of March 31, 1999, amounted to $276,386 and are included in dividend income.

ICC Distributors, Inc., a member of the Forum Group of Companies, provides distribution services to the Fund.

The Equity Appreciation Fund is a participant with other affiliated entities in a revolving credit facility and a discretionary demand line of credit facility, (collectively the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the six month period ended March 31, 1999.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Note 3--Shares of Beneficial Interest
At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                          For the                       For the
                       period ended                   year ended
                    March 31, 1999(1)             September 30, 1998
               --------------------------    -----------------------------
                 Shares          Amount         Shares           Amount
               ----------    ------------    -----------      ------------
Sold            1,446,091    $ 24,316,154      8,206,412      $129,443,699
Reinvested         33,076         513,014        734,106        10,600,487
Redeemed       (2,006,436)    (33,946,588)   (10,385,246)     (162,731,127)
               ----------    ------------     ----------      ------------
Net Decrease     (527,269)   $ (9,117,420)    (1,444,728)     $(22,686,941)
               ==========    ============    ===========      ============

-------------
1 Unaudited

Note 4--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six month period ended March 31, 1999 were $118,784,453 and $135,119,563, respectively. For federal income tax purposes, the tax basis of investments held at March 31, 1999 was $118,263,833. The aggregate gross unrealized appreciation for all investments was $39,975,237 and the aggregate gross unrealized depreciation for all investments was $3,623,074.

Note 5--Subsequent Event
Subsequent to period end, the fund has entered into a $100,000,000 364-day senior unsecured committed revolving credit facility ("the facility") with two lenders. The borrowings shall bear interest at a rate based on the Federal Funds rate. A commitment fee is charged on the unused portion of the facility. The facility replaces the revolving credit facility described in footnote 2.

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME 04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY 10019

[LOGO]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                      BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Equity Appreciation Fund                                        CUSIP #055922751
BT Pyramid Mutual Funds                                         477 SA (3/99)


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101